UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): November 21, 2007

QUINTEK TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

California (State or other jurisdiction of incorporation)	000-50929 Commission File Number.	77-0505346 IRS Employer Identification Number

17951 Lyons Circle, Huntington Beach	92647
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 848-7741

Copies to:

Gregory Sichenzia, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:	Departure of Directors or Principal Officers

On November 21, 2007 Quintek Technologies, Inc. ("Quintek") accepted the resignation of James Kernan as its CEO, President and Chairman of the Board of Directors. Mr. Kernan joined Quintek in April of 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINTEK TECHNOLOGIES, INC.

Dated: September 28, 2007	BY:	/s/ ANDREW W. HAAG
Andrew W. Haag, Chief Financial Officer

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